Dreyfus Premier
      Worldwide Growth
      Fund, Inc.
      ANNUAL REPORT October 31, 2002

      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY


(PAGE)

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value



(PAGE)

                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            20   Notes to Financial Statements

                            26   Report of Independent Auditors

                            27   Board Members Information

                            29   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

(PAGE)


                                                                       The Fund

                                                                 Dreyfus Premier
                                                     Worldwide Growth Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier Worldwide Growth Fund, Inc., covering the 12-month period from November 1, 2001 through October 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's primary portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the fund's sub-investment adviser.

The  past  year  has  not been kind to international equity investors. A host of concerns, both economic and political, contributed to the MSCI EAFE Index's negative total return for the reporting period. With these concerns still unresolved, many stocks have fallen to levels that we consider attractive
relative    to    historical    averages.

Recent equity market losses have been a painful reminder for many of the importance of asset allocation and maintaining a diversified portfolio. Investing only in yesterday' s market leaders probably won' t provide the diversification most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002





(PAGE)

DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Premier Worldwide Growth Fund, Inc. perform relative to its benchmark?

For the 12-month period ended October 31, 2002, the fund produced a -11.24% total return for Class A shares, -11.82% for Class B shares, -11.80% for Class C shares, -10.84% for Class R shares and -11.32% for Class T shares.(1) In comparison, the total return of the fund's benchmark, the Morgan Stanley Capital International World Index ("MSCI World Index"), was -14.85% during the same period.(2)

We attribute the market's negative returns to a highly challenging global investment environment, which included weak economies in the U.S., Europe and Japan, several corporate scandals affecting multinational corporations and heightened international tensions. We are pleased that the fund slightly outperformed its benchmark under these difficult conditions, chiefly because of our continued focus on high-quality, blue chip companies.

What is the fund's investment approach?

The fund invests primarily in large, well-established, multinational growth companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing growth stocks at a price we consider to be justified by a company's fundamentals. The result is a portfolio of stocks of prominent companies selected for their sustained patterns of profitability, strong balance sheets, expanding global presence and above-average growth potential.

The fund also pursues a buy-and-hold investment strategy, which is based on remaining fully invested and targeting long-term growth rather than short-term profit. In following this strategy, we typically buy and sell relatively few stocks during the course of the year, which may help to minimize investors' tax liabilities and reduce the fund's trading costs. During the reporting period, the fund's portfolio turnover rate was 1.58%.(3,4)

                                                             The Fund



(PAGE)

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The reporting period began with global economic weakness, which had been further intensified by the terrorist attacks of September 11, 2001. However, most stocks in the U.S. and Europe quickly rebounded from the shock of the attacks and rallied during the fourth quarter of 2001. As the U.S. and European economies gradually gained momentum during the opening months of 2002, the fund's holdings generally edged higher.

However, investor sentiment quickly turned negative when it became apparent that the accounting irregularities that led to the well-publicized collapse of energy conglomerate Enron Corp. were also employed to inflate profits of several other large, multinational corporations. At the same time, new economic data suggested that the U.S. economic recovery might be in danger of stalling, and Europe's weakness might be worse than expected. As shell-shocked investors fled from stocks, virtually all major markets saw stock prices fall.

We believe that the quality of the fund's holdings helped limit its exposure to the full brunt of the markets' decline. The fund's relatively heavy exposure to consumer staples stocks, provided the greatest contribution to the fund's relative performance. The fund's consumer discretionary stocks, including retailers, also performed relatively well. Examples include luxury goods purveyor Christian Dior and consumer products giant Procter & Gamble. The fund also saw attractive returns from certain media companies, such as publisher McGraw-Hill Cos., which was able to grow its earnings despite the challenging economic environment. Finally, the fund's relative performance benefited from favorable stock selections in some of the sectors hardest hit by the market decline, including the information technology group.

While portfolio turnover remained relatively low, we eliminated several of the fund's positions during the reporting period. We sold telecommunications firm Telecom Italia and technology holdings Hewlett-Packard, Cisco Systems and EMC because of what we believed were murky earnings outlooks. We sold the fund's position in Ford Motor Company because of our concerns that sales incentives might erode

(PAGE)


profits. We also sold Vivendi after a management shake-up increased uncertainty about its future earnings. Finally, we eliminated financial services conglomerate AXA because of our concerns about its increased debt load after a major and, in our view, expensive acquisition.

What is the fund's current strategy?

We believe that our longstanding buy-and-hold investment approach is particularly well suited to current market conditions. In our view, the U.S. economy is in the midst of a modest recovery from a mild recession, and Europe's somewhat more severe economic problems are also improving gradually. We have continued to maintain relatively light exposure to Japan, where we believe that longstanding economic and fiscal problems are likely to persist. Our security selection strategy has continued to focus on high-quality companies with strong balance sheets that we think can grow at a steady pace in a low inflation environment. Indeed, these are exactly the types of global, blue chip companies in which the fund has traditionally invested for the long term.

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, INCLUDING THE UNITED STATES, CANADA, EUROPE, AUSTRALIA, NEW ZEALAND AND THE FAR EAST.

(3) ACHIEVING TAX EFFICIENCY IS NOT A PART OF THE FUND'S INVESTMENT OBJECTIVE, AND THERE CAN BE NO GUARANTEE THAT THE FUND WILL ACHIEVE ANY PARTICULAR LEVEL OF TAXABLE DISTRIBUTIONS IN FUTURE YEARS. IN PERIODS WHEN THE MANAGER HAS TO SELL SIGNIFICANT AMOUNTS OF SECURITIES (E.G., DURING PERIODS OF SIGNIFICANT NET REDEMPTIONS OR CHANGES IN INDEX COMPONENTS) FUNDS CAN BE EXPECTED TO BE LESS TAX EFFICIENT THAN DURING PERIODS OF MORE STABLE MARKET CONDITIONS AND ASSET FLOWS.

(4) PORTFOLIO TURNOVER RATES ARE SUBJECT TO CHANGE. PORTFOLIO TURNOVER RATES ALONE DO NOT AUTOMATICALLY RESULT IN HIGH OR LOW DISTRIBUTION LEVELS. THERE CAN BE NO GUARANTEE THAT THE FUND WILL GENERATE ANY SPECIFIC LEVEL OF DISTRIBUTIONS ANNUALLY.

                                                             The Fund

(PAGE)


FUND PERFORMANCE

EXHIBIT A

Comparison of change in value of $10,000 investment in Dreyfus Premier Worldwide Growth Fund, Inc. Class A shares and Class B shares and the Morgan Stanley Capital International World Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES AND CLASS B SHARES OF DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC. ON 7/15/93 (INCEPTION
DATE) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 6/30/93 IS USED AS THE BEGINNING VALUE ON 7/15/93. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS C, CLASS R AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF BOTH CLASS A AND CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, INCLUDING THE UNITED STATES, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST AND INCLUDES NET DIVIDENDS REINVESTED. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




(PAGE)

Average Annual Total Returns AS OF 10/31/02


                                                               Inception                                                From
                                                                    Date        1 Year            5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                7/15/93        (16.34)%           (0.06)%             7.86%

WITHOUT SALES CHARGE                                             7/15/93        (11.24)%            1.13%              8.55%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                          7/15/93        (15.34)%            0.01%              8.02%
WITHOUT REDEMPTION                                               7/15/93        (11.82)%            0.41%              8.02%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                       6/21/95        (12.69)%            0.42%              6.59%
WITHOUT REDEMPTION                                               6/21/95        (11.80)%            0.42%              6.59%

CLASS R SHARES                                                    3/4/96        (10.84)%            1.46%              5.94%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                              9/30/99        (15.31)%              --              (9.83)%
WITHOUT SALES CHARGE                                             9/30/99        (11.32)%              --              (8.48)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
PERFORMANCE FOR CLASS B SHARES ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS
A SHARES AT THE END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+))    THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
         AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
          FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.



                                                             The Fund



(PAGE)

STATEMENT OF INVESTMENTS

October 31, 2002

COMMON STOCKS--98.4%                                    Shares  Value ($)
--------------------------------------------------------------------------------

BANKING--2.5%

Deutsche Bank                                          227,300        9,858,001

UBS                                                    300,000       14,275,568

                                                                     24,133,569

BASIC MATERIALS--1.7%

L'Air Liquide, ADR                                     650,925  (a)  16,557,905

CAPITAL GOODS--3.8%

Emerson Electric                                       166,100        8,002,698

General Electric                                       771,072       19,469,568

Honeywell International                                142,400        3,409,056

Norsk Hydro, ADR                                       142,400        5,414,048

                                                                     36,295,370

CONSUMER DURABLES--3.8%

Christian Dior                                         806,800       27,910,044

SONY, ADR                                              186,600        8,068,584

                                                                     35,978,628

ENERGY--12.1%

BP, ADR                                                668,400       25,699,980

ChevronTexaco                                          180,400       12,200,452

Exxon Mobil                                          1,009,508       33,980,039

Royal Dutch Petroleum, ADR                             422,300       18,065,994

Total Fina Elf, ADR                                    375,158       25,518,247

                                                                    115,464,712

FINANCE--7.3%

American Express                                       432,850       15,742,754

Citigroup                                              623,284       23,030,344

Eurazeo                                                316,123       14,080,435

Fannie Mae                                              78,625        5,256,867

J.P. Morgan Chase & Co.                                299,100        6,206,325

Merrill Lynch & Co.                                    142,400        5,404,080

                                                                     69,720,805

FOOD & DRUGS--2.3%

Walgreen                                               636,000       21,465,000

FOOD, BEVERAGE & TOBACCO--15.5%

Anheuser-Busch Cos.                                     25,000        1,319,000

Coca-Cola                                              458,100       21,292,488

Diageo, ADR                                            509,500       22,708,415

Groupe Danone, ADR                                     664,700       17,142,613


(PAGE)


COMMON STOCKS (CONTINUED)                               Shares        Value ($)
--------------------------------------------------------------------------------

FOOD, BEVERAGE & TOBACCO (CONTINUED)

J.M. Smucker                                             4,100          150,101

LVHM, ADR                                            1,305,875       11,752,875

Nestle                                                   1,650          353,237

Nestle, ADR                                            474,600       25,183,463

PepsiCo                                                241,675       10,657,867

Philip Morris Cos.                                     900,200       36,683,150

                                                                    147,243,209

HEALTH CARE--16.5%

Abbott Laboratories                                    311,300       13,034,131

Eli Lilly & Co.                                        213,700       11,860,350

Johnson & Johnson                                      533,525       31,344,594

Merck & Co.                                            424,582       23,029,328

Novartis, ADR                                          150,000        5,691,000

Pfizer                                               1,388,754       44,120,715

Roche, ADR                                             403,400       28,275,819

                                                                    157,355,937

HOTELS & RESTAURANTS--.7%

McDonald's                                             341,800        6,189,998

HOUSEHOLD & PERSONAL PRODUCTS--5.7%

Estee Lauder, Cl. A                                     47,500        1,383,200

L'Oreal, ADR                                         2,373,000       35,224,219

Procter & Gamble                                       199,400       17,636,930

                                                                     54,244,349

INSURANCE--6.4%

American International Group                            28,000        1,751,400

Assicurazioni Generali                                 711,900       12,679,267

Berkshire Hathaway, Cl. A                                  325  (a)  24,111,750

Marsh & McLennan Cos.                                  397,600       18,571,896

Travelers Property Casualty, Cl. A                      26,928          357,335

Travelers Property Casualty, Cl. B                      55,326          748,008

Zurich Financial Services                               31,500        2,961,648

                                                                     61,181,304

MEDIA--5.7%

AOL Time Warner                                        395,215  (a)   5,829,421

McGraw-Hill Cos.                                       284,900       18,376,050

Pearson                                              1,586,944       16,933,600

Viacom, Cl. B                                          291,227  (a)  12,991,636

                                                                     54,130,707

                                                                      The Fund

(PAGE)


STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares        Value ($)
--------------------------------------------------------------------------------

RETAIL--1.8%

Home Depot                                               4,505          130,104

Wal-Mart Stores                                        320,022       17,137,178

                                                                     17,267,282

TECHNOLOGY--9.2%

Intel                                                2,063,941       35,706,179

International Business Machines                        299,625       23,652,397

Microsoft                                              532,800  (a)  28,488,816

                                                                     87,847,392

TELECOMMUNICATION SERVICES--1.9%

BellSouth                                              339,800        8,885,770

SBC Communications                                     252,300        6,474,018

Telecomunicacoes Brasileiras, ADR                       71,200        1,250,984

Telefonica, ADR                                         62,276        1,759,297

                                                                     18,370,069

TRANSPORTATION--.8%

United Parcel Service, Cl. B                           124,800        7,489,248

UTILITIES--.7%

E.ON                                                   140,900        6,373,451

TOTAL COMMON STOCKS

   (cost $955,940,837)                                              937,308,935
--------------------------------------------------------------------------------

PREFERRED STOCKS--1.5%
--------------------------------------------------------------------------------

MEDIA;

News, ADR

   (cost $15,571,930)                                  712,200       14,080,194
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $971,512,767)                    99.9%      951,389,129

CASH AND RECEIVABLES (NET)                                 .1%        1,350,586

NET ASSETS                                              100.0%      952,739,715

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENT.


(PAGE)


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           971,512,767   951,389,129

Cash                                                                  4,285,100

Receivable for investment securities sold                             2,397,569

Dividends and interest receivable                                     2,180,162

Receivable for shares of Common Stock subscribed                        239,790

Prepaid expenses                                                         51,889

                                                                    960,543,639
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,365,425

Payable for shares of Common Stock redeemed                           5,410,581

Bank Loan payable--Note 2                                               600,000

Accrued expenses                                                        427,918

                                                                      7,803,924
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      952,739,715
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,086,117,358

Accumulated net realized gain (loss) on investments

  and foreign currency transactions                                (113,338,926)

Accumulated net unrealized appreciation (depreciation)

  on investments and foreign currency transactions                  (20,038,717)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      952,739,715


NET ASSET VALUE PER SHARE

                                            Class A               Class B               Class C           Class R           Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                          320,717,136           509,979,653           116,415,171         3,005,061         2,622,694

Shares Outstanding                       12,527,087            20,963,704             4,824,194           116,721           103,306
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                              25.60                 24.33                 24.13             25.75             25.39



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

(PAGE)


STATEMENT OF OPERATIONS

Year Ended October 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $1,048,880 foreign taxes withheld at source)  19,646,142

Interest                                                                241,587

TOTAL INCOME                                                         19,887,729

EXPENSES:

Investment advisory fee--Note 3(a)                                    9,070,579

Distribution fees--Note 3(b)                                          5,991,324

Shareholder servicing costs--Note 3(c)                                5,840,963

Custodian fees                                                          216,101

Prospectus and shareholders' reports                                    153,151

Registration fees                                                       100,878

Professional fees                                                        61,676

Directors' fees and expenses--Note 3(d)                                  32,222

Loan commitment fees--Note 2                                             23,074

Interest expense--Note 2                                                  6,825

Miscellaneous                                                            66,992

TOTAL EXPENSES                                                       21,563,785

INVESTMENT (LOSS)--NET                                               (1,676,056)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                        (73,893,341)

Net unrealized appreciation (depreciation) on

  investments and foreign currency transactions                     (56,427,316)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (130,320,657)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (131,996,713)

SEE NOTES TO FINANCIAL STATEMENTS.


(PAGE)


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                            ------------------------------------

                                                     2002                2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                        (1,676,056)          (3,428,512)

Net realized gain (loss) on investments      (73,893,341)         (19,498,429)

Net unrealized appreciation
   (depreciation) on investments             (56,427,316)        (402,772,101)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                (131,996,713)        (425,699,042)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                              3,030,087,704       2,152,891,562

Net assets received in connection

   with reorganization--Note 1                         --          38,761,458

Class B shares                                 35,916,666          94,985,519

Class C shares                                 18,296,405          63,892,576

Class R shares                                  6,597,811           1,997,158

Class T shares                                  5,356,950           1,529,408

Cost of shares redeemed:

Class A shares                             (3,074,134,915)     (2,162,098,609)

Class B shares                               (163,445,194)       (158,095,999)

Class C shares                                (45,186,807)        (72,097,503)

Class R shares                                 (9,592,262)         (2,024,091)

Class T shares                                 (5,224,628)           (402,152)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (201,328,270)        (40,660,673)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (333,324,983)       (466,359,715)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,286,064,698       1,752,424,413

END OF PERIOD                                 952,739,715       1,286,064,698

                                                             The Fund

(PAGE)


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)


                                                       Year Ended October 31,
                                             -----------------------------------

                                                     2002                      2001
-----------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                         100,873,568          66,654,296

Shares issued in connection

   with reorganization--Note 1                               --           1,236,410

Shares redeemed                                    (102,365,124)        (66,985,141)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING        (1,491,556)            905,565
-------------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                           1,287,137           2,921,095

Shares redeemed                                      (6,129,282)         (5,074,153)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING        (4,842,145)         (2,153,058)
-------------------------------------------------------------------------------------

CLASS C

Shares sold                                             664,979           1,988,948

Shares redeemed                                      (1,696,579)         (2,312,979)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING        (1,031,600)           (324,031)
-------------------------------------------------------------------------------------

CLASS R

Shares sold                                             218,212              60,285

Shares redeemed                                        (334,756)            (60,956)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING          (116,544)               (671)
------------------------------------------------------------------------------------

CLASS T

Shares sold                                             179,650              45,934

Shares redeemed                                        (177,123)            (12,785)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING             2,527              33,149

(A)  DURING  THE  PERIOD  ENDED  OCTOBER  31,  2002,  1,042,543  CLASS B  SHARES
     REPRESENTING  $28,225,617 WERE  AUTOMATICALLY  CONVERTED TO 993,489 CLASS A
     SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2001, 577,859 CLASS B SHARES
     REPRESENTING  $17,872,300 WERE  AUTOMATICALLY  CONVERTED TO 554,323 CLASS A
     SHARES


SEE NOTES TO FINANCIAL STATEMENTS.


(PAGE)


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                      Year Ended October 31,
                                                               ---------------------------------------------------------------------

CLASS A SHARES                                                   2002           2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            28.84           37.88           35.32         29.95         24.46

Investment Operations:

Investment income--net                                            .10(a)          .10(a)          .10(a)        .09(a)        .09

Net realized and unrealized gain

   (loss) on investments                                        (3.34)          (9.14)           2.57          5.49          5.43

Total from Investment Operations                                (3.24)          (9.04)           2.67          5.58          5.52

Distributions:

Dividends from investment income--net                              --              --              --          (.10)         (.02)

Dividends from net realized
   gain on investments                                             --              --            (.11)         (.11)         (.01)

Total Distributions                                                --              --            (.11)         (.21)         (.03)

Net asset value, end of period                                  25.60           28.84           37.88         35.32         29.95
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                          (11.24)          (23.86)           7.58         18.70         22.56
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.32           1.15             1.16          1.18          1.20

Ratio of net investment income

   to average net assets                                          .34           .30               .25           .27           .51

Portfolio Turnover Rate                                          1.58           7.26             7.10          2.42          5.33
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         320,717        404,329          496,781       440,513       190,800

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                               The Fund

(PAGE)


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                      Year Ended October 31,
                                                               ---------------------------------------------------------------------

CLASS B SHARES                                                  2002           2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                           27.59          36.50          34.29           29.20          24.01

Investment Operations:

Investment (loss)--net                                          (.11)(a)       (.15)(a)       (.19)(a)        (.15)(a)       (.04)

Net realized and unrealized
   gain (loss) on investments                                  (3.15)         (8.76)          2.51            5.35           5.24

Total from Investment Operations                               (3.26)         (8.91)          2.32            5.20           5.20

Distributions:

Dividends from net realized
   gain on investments                                            --            --            (.11)           (.11)          (.01)

Net asset value, end of period                                 24.33          27.59          36.50           34.29          29.20
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                         (11.82)         (24.41)          6.76           17.87          21.66
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                         2.03           1.92           1.92            1.92           1.95

Ratio of net investment (loss)

   to average net assets                                       (.39)           (.46)          (.51)           (.46)          (.24)

Portfolio Turnover Rate                                         1.58           7.26           7.10            2.42           5.33
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        509,980        711,893      1,020,578         937,195        543,079

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


(PAGE)


                                                                                       Year Ended October 31,
                                                               ---------------------------------------------------------------------

CLASS C SHARES                                                   2002           2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            27.36           36.19           33.99          28.95         23.80

Investment Operations:

Investment (loss)--net                                           (.10)(a)        (.13)(a)        (.18)(a)       (.14)(a)      (.01)

Net realized and unrealized
   gain (loss) on investments                                   (3.13)          (8.70)           2.49           5.30          5.17

Total from Investment Operations                                (3.23)          (8.83)           2.31           5.16          5.16

Distributions:

Dividends from investment income--net                              --              --              --           (.01)          --

Dividends from net realized
   gain on investments                                             --              --            (.11)          (.11)         (.01)

Total Distributions                                                --              --            (.11)          (.12)         (.01)

Net asset value, end of period                                  24.13           27.36           36.19          33.99         28.95
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                           (11.80)         (24.40)           6.79          17.87         21.69
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.01           1.89            1.90           1.90           1.91

Ratio of net investment (loss)

   to average net assets                                        (.37)           (.42)           (.49)          (.44)          (.21)

Portfolio Turnover Rate                                         1.58            7.26            7.10           2.42           5.33
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        116,415         160,220         223,671        196,832         80,169

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                            The Fund

(PAGE)


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                       Year Ended October 31,
                                                               ---------------------------------------------------------------------

CLASS R SHARES                                                   2002           2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            28.88          37.81          35.14          29.77          24.30

Investment Operations:

Investment income--net                                            .24(a)         .20(a)         .21(a)         .12(a)         .20

Net realized and unrealized gain
   (loss) on investments                                        (3.37)         (9.13)          2.57           5.52           5.35

Total from Investment Operations                                (3.13)         (8.93)          2.78           5.64           5.55

Distributions:

Dividends from investment income--net                              --             --             --           (.16)          (.07)

Dividends from net realized
   gain on investments                                             --             --           (.11)          (.11)          (.01)

Total Distributions                                                --             --           (.11)          (.27)          (.08)

Net asset value, end of period                                  25.75          28.88          37.81          35.14          29.77
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (10.84)        (23.62)          7.94          19.03          22.89
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .93            .85            .86            .93            .93

Ratio of net investment income

   to average net assets                                          .82            .61            .55            .35            .78

Portfolio Turnover Rate                                          1.58           7.26           7.10           2.42           5.33
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           3,005          6,736          8,844          8,948          1,222

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


(PAGE)


                                                                                   Year Ended October 31,
                                                                    ----------------------------------------------------

CLASS T SHARES                                                       2002           2001           2000           1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                28.63          37.70          35.30          33.49

Investment Operations:

Investment income (loss)--net (b)                                     .06            .02           (.07)          (.02)

Net realized and unrealized
   gain (loss) on investments                                       (3.30)         (9.09)          2.58           1.83

Total from Investment Operations                                    (3.24)         (9.07)          2.51           1.81

Distributions:

Dividends from net realized
   gain on investments                                                 --             --           (.11)            --

Net asset value, end of period                                      25.39          28.63          37.70          35.30
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                               (11.32)        (24.06)          7.26           5.29(d
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              1.50           1.42           1.52            .13(d

Ratio of net investment income

   (loss) to average net assets                                       .20            .05           (.20)          (.06)(d

Portfolio Turnover Rate                                              1.58           7.26           7.10           2.42
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               2,623          2,886          2,550              1

(A) FROM SEPTEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

(PAGE)


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Worldwide Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Fayez Sarofim & Co. ("Sarofim") serves as the fund's sub-investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

On  August  28,  2001 (the "Closing Date"), pursuant to an Agreement and Plan of
Reorganization   previously   approved  by  the  fund' s  Board  of  Directors,
substantially all of the assets, subject to the liabilities, of Dreyfus Global Growth Fund, were transferred to the fund in exchange for shares of Common Stock of the fund's Class A shares in equal value. The fund's net asset value on the Closing Date was $31.35 per share, and a total of 1,236,410 shares, representing net assets of $38,761,458 (including $3,203,085 net unrealized depreciation on investments), were issued to Dreyfus Global Growth Fund's shareholders in the exchange. The exchange was a tax free event.


(PAGE)


The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from

                                                                 The Fund

(PAGE)


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $113,338,926 and unrealized depreciation $21,797,323.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the fund's merger with Dreyfus Global Growth Fund. If not applied, $19,175,924 of the carryover expires in fiscal 2008, $20,020,619 expires in fiscal 2009 and $74,142,382 expires in fiscal 2010.

During the period ended October 31, 2002, as a result of permanent  book to
tax  differences,   the  fund  increased  accumulated  undistributed  investment income-net by $1,676,056, decreased net realized gain

(PAGE)


(loss)   on   investments  by  $16,933,489  and  increased  paid-in  capital  by
$15,257,433. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended October 31, 2002, was approximately $308,500, with a related weighted average annualized interest rate of 2.21%.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim, Dreyfus has agreed to pay Sarofim a monthly sub-investment advisory fee, computed at the following annual rates:

                                             ANNUAL FEE AS A PERCENTAGE OF
TOTAL NET ASSETS                               AVERAGE DAILY NET ASSETS

0 to $25 million                                       .11 of 1%

$25 million up to $75 million                          .18 of 1%

$75 million up to $200 million                         .22 of 1%

$200 million up to $300 million                        .26 of 1%

In excess of $300 million                             .275 of 1%

During the period ended October 31, 2002, the Distributor retained $103,528 and $3,045 from commissions earned on sales of fund's Class A and T shares, respectively, and $2,400,854 and $17,911 from contin-

                                                                      The Fund

(PAGE)


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

gent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended October 31, 2002, Class B, Class C and Class T shares were charged $4,876,930, $1,106,558 and $7,836, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor, at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2002, Class A, Class B, Class C and Class T shares were charged $1,005,391, $1,625,643, $368,853 and $7,836, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2002, the fund was charged $1,211,255 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act

(PAGE)


receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(E) During the period ended October 31, 2002, the fund incurred total brokerage commissions of $417,813 of which $4,369 was paid to Dreyfus Brokerage Services. Dreyfus Brokerage Services was a wholly-owned subsidiary of Mellon Financial Corporation until January 31, 2002.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2002, amounted to $18,770,436 and $213,491,399, respectively.

At October 31, 2002, the cost of investments for federal income tax purposes was $973,271,373; accordingly, accumulated net unrealized depreciation on investments was $21,882,244, consisting of $127,591,333 gross unrealized appreciation and $149,473,577 gross unrealized depreciation.

                                                             The Fund

(PAGE)


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier Worldwide Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Worldwide Growth Fund, Inc., including the statement of investments, as of October 31, 2002 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Worldwide Growth Fund, Inc. at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                             [ERNST & YOUNG LLP SIGNATURE LOGO]

New York, New York
December 9, 2002




(PAGE)

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

Other Board Memberships and Affiliations:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

CLIFFORD L. ALEXANDER (69)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

* Chairman of the Board of Moody's Corporation (October 2000-Present)

* Chairman  of the Board and Chief  Executive  Officer  (October  1999-September
  2000) and Director (February 1993-September 1999) of The Dun and Bradstreet Corporation

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 49

                              --------------

PEGGY C. DAVIS (59)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Shad Professor of Law, New York University School of Law (1983-present)

* She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                                             The Fund

(PAGE)


BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

ERNEST KAFKA (69)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician engaged in private practice specializing in psychoanalysis of adults and adolescents (1962-present)

* Instructor, The New York Psychoanalytic Institute (1981-present)

* Associate   Clinical   Professor  of  Psychiatry  at  Cornell  Medical  School
  (1987-2002)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

NATHAN LEVENTHAL (59)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Avery- Fisher Artist Program (November 1997-Present)

* President of Lincoln Center for the Performing Arts, Inc. (March 1984-December
  2000)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND' S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

SAUL B. KLAMAN, EMERITUS BOARD MEMBER


(PAGE)


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 57 years old, and has been an employee of Dreyfus since May 1995

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and Director, of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Byers also is an Officer, Board member and an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 49 years old, and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., LLC.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 56 years old, and has been an employee of Dreyfus since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 53 years old, and has been an employee of Dreyfus since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 198 portfolios) managed by Dreyfus. He is 42 years old, and has been an employee of Dreyfus since October 1991.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 15 investment companies (comprised of 26 portfolios) managed by Dreyfus. She is 39 years old, and has been an employee of Dreyfus since February 1984.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 44 years old, and has been an employee of Dreyfus since April 1985.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 48 years old, and has been an employee of Dreyfus since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by Dreyfus. He is 32 years old, and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                             The Fund

(PAGE)


                     For More Information

                        Dreyfus Premier Worldwide Growth Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Fayez Sarofim & Co.
                        Two Houston Center
                        Suite 2907
                        Houston, TX 77010

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  070AR1002